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                                                                     Exhibit 23a
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                           CONSENT OF INDEPENDENT ACCOUNTANTS
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We consent to the incorporation by reference in the Registration Statement on
Form S-3 (File No. 333-51969) and on the Registration Statements on Form S-8 (File Nos. 33-58951, 33-53499, 33-53487, 33-52420, 33-8658 (Amendment No. 1),
2-99919, 333-51739, 333-68369 and 333-80913) of Allen Telecom Inc. of our report dated February 22, 2001, appearing in this Annual Report on Form 10-K for the year ended December 31, 2000.

/s/ DELOITTE & TOUCHE LLP

Cleveland, Ohio
March 28, 2001